Exhibit 24(b)

January 23, 1998




W. L. Westbrook                                    Wayne Boston
270 Peachtree Street, N.W.                         241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                            Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 1997, and (2) its quarterly reports on Form 10-Q during 1998.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                        Yours very truly,

                                        ALABAMA POWER COMPANY



                                        By /s/Elmer B. Harris
                                              Elmer B. Harris
                                       President and Chief Executive
                                                 Officer



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                                      - 2 -




         /s/Whit Armstrong                            /s/John T. Porter
          Whit Armstrong                               John T. Porter


     ______________________                          /s/Robert D. Powers
          A. W. Dahlberg                              Robert D. Powers


    /s/Peter V. Gregerson, Sr.                        /s/C. Dowd Ritter
      Peter V. Gregerson, Sr.                          C. Dowd Ritter


        /s/Bill M. Guthrie                            /s/John W. Rouse
          Bill M. Guthrie                               John W. Rouse


        /s/Elmer B. Harris                     ______________________________
          Elmer B. Harris                          William J. Rushton, III


       /s/Carl E. Jones, Jr.                         /s/James H. Sanford
        Carl E. Jones, Jr.                            James H. Sanford


        /s/Patricia M. King                         /s/John Cox Webb, IV
         Patricia M. King                             John Cox Webb, IV


        /s/James K. Lowder                       /s/William B. Hutchins, III
          James K. Lowder                         William B. Hutchins, III


     /s/Wallace D. Malone, Jr.                        /s/Art P. Beattie
      Wallace D. Malone, Jr.                           Art P. Beattie


      ______________________                        /s/Andreas Renschler
          William V. Muse                             Andreas Renschler

Extract from minutes of meeting of the board of directors of Alabama Power Company.


                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 1997, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, and also filing quarterly reports on Form 10-Q, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 23, 1998, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated March 23, 1998                            ALABAMA POWER COMPANY


                                                  By /s/Wayne Boston
                                                       Wayne Boston
                                                    Assistant Secretary